UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2009

NATIONAL INTERSTATE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	000-51130	34-1607394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Interstate Drive

Richfield, Ohio 44286-9000

(Address of principal executive offices including Zip Code)

(330) 659-8900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On November 2, 2009, National Interstate Corporation (the “Company”) issued a press release reporting its financial results for the quarterly period ended September 30, 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained pursuant to Item 2.02 in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained pursuant to Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2009, the Board of Directors (the “Board”) of the Company determined by resolution and pursuant to Section 9(b) of the Company’s Amended and Restated Code of Regulations, that the number of Directors be increased by one (1), effective immediately, with the newly created directorship to be a Class I Director having a term ending on the date of the annual meeting of the Company’s shareholders in 2011.

The Board further resolved to elect David W. Michelson, President and Chief Executive Officer of the Company, to fill the newly created Board vacancy. Mr. Michelson has not been appointed to serve on any committees of the Board.

There is no agreement or understanding between Mr. Michelson and any other person pursuant to which Mr. Michelson was elected to the Board. Mr. Michelson is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. As part of Mr. Michelson’s employment with the Company, he and the Company entered into management contracts or compensatory arrangements, as amended, which have been previously filed with the Securities and Exchange Commission on January 4, 2008 and March 14, 2007. The Company did not amend any of these previously existing contracts or arrangements or enter into any new contracts or compensatory arrangements with Mr. Michelson as a result of his election to the Board.

ITEM 8.01	Other Events.

On October 28, 2009, the Board of Directors approved a dividend of $0.07 per common share, payable on December 11, 2009 to shareholders of record of the Company’s common shares as of the close of business on November 27, 2009.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of National Interstate Corporation dated November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation

By:	/s/ Julie A. McGraw
Julie A. McGraw
Vice President and Chief Financial Officer

Date: November 3, 2009